Vanguard Capital Opportunity Fund Investment Strategy - Retail Prospectus [Member] - Vanguard Capital Opportunity Fund	Sep. 30, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]	The Fund employs an active management approach, investing mainly in U.S. stocks, with an emphasis on companies that are considered to have prospects for rapid earnings growth. The Fund may emphasize mid-cap companies but will consider the stocks from companies across the capitalization spectrum for investment, which may include foreign securities. The Fund’s investment advisor uses fundamental research to identify stocks that are expected to outperform the market over a three- to five-year time horizon and that are available at attractive prices relative to their fundamental values. The Fund reserves the right to invest up to 25% of its assets in foreign securities.